Exhibit 99.1
Unaudited Pro Forma Financial Information
On May 11, 2015, comScore, Inc. (the “Company” or “comScore”) completed the sale of certain assets related to its mobile operator analytics business CSWS to K2HS Analytix, LLC, a Delaware limited liability company (“Buyer”), in exchange for Buyer’s assumption of certain liabilities of the Company (such transaction, the “Disposition”). The mobile operator analytics business assets include the Company’s Subscriber Analytix line of products as well as the technology and intellectual property underlying those products and the accounts receivable associated with those products.
The following unaudited pro forma consolidated financial statements have been prepared to give effect to the completed Disposition:

•
The unaudited pro forma consolidated balance sheet at March 31, 2015 gives effect to the Disposition as if it had occurred on March 31, 2015. The unaudited pro forma consolidated balance sheet is derived from the unaudited financial statements of comScore at March 31, 2015.

•
The unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 gives effect to the Disposition as if it had occurred on January 1, 2014. The unaudited pro forma consolidated statements of operations are derived from the Company’s audited historical financial statements for the year ended December 31, 2014 and unaudited historical financial statements for the three months ended March 31, 2015.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes of comScore and the section entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in (i) comScore’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed on February 20, 2015 and (ii) comScore’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, filed on May 5, 2015. The unaudited pro forma consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of comScore that would have been reported had the Disposition been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition of the Company.

COMSCORE, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2015
(In thousands)

	comScore, Inc.	Mobile Operator Analytics Business		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$40,854	$(1,998)	(a)	$38,856
Accounts receivable, net	83,502	—		$83,502
Prepaid expenses and other current assets	13,551	—		$13,551
Deferred tax assets	19,718	—		$19,718
Assets held for sale	5,602	(5,602)	(b)	$—
Total current assets	163,227	(7,600)		155,627
Property and equipment, net	45,370	—		45,370
Other non-current assets	969	—		969
Long-term deferred tax assets	12,683	—		12,683
Intangible assets, net	13,797	—		13,797
Goodwill	101,290	—		101,290
Total assets	$337,336	$(7,600)		$329,736
Liabilities and Equity
Current liabilities:
Accounts payable	$6,232	$637	(c)	$6,869
Accrued expenses	26,059	—		$26,059
Deferred revenues	90,535	—		$90,535
Deferred rent	1,645	—		$1,645
Capital lease obligations	14,239	—		$14,239
Current liabilities held for sale	4,150	(4,150)	(c)	$—
Total current liabilities	142,860	(3,513)		139,347
Deferred rent, long-term	9,433	—		9,433
Deferred revenue, long-term	1,126	—		1,126
Deferred tax liabilities, long-term	1,058	—		1,058
Capital lease obligations, long-term	13,023	—		13,023
Other long-term liabilities	751	—		751
Total liabilities	168,251	(3,513)		164,738
Commitments and contingencies
Stockholders’ equity:
Common stock	36	—		36
Additional paid-in capital	333,442	—		333,442
Accumulated other comprehensive income	(9,956)	—		(9,956)
Accumulated deficit	(100,401)	(4,087)	(d)	(104,488)
Treasury Stock	(54,036)	—		(54,036)
Total stockholders’ equity	169,085	(4,087)		164,998
Total liabilities and stockholders’ equity	$337,336	$(7,600)		$329,736

COMSCORE, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(In thousands)

	comScore, Inc.	Mobile Operator Analytics Business		Pro Forma
Revenues	$329,151	$4,001	(e)	$325,150

Cost of revenues (excludes amortization of intangible assets resulting from acquisitions shown below)	97,467	5,375	(e)	92,092
Selling and marketing	103,525	2,262	(e)	101,263
Research and development	60,364	1,517	(e)	58,847
General and administrative	62,923	65	(e)	62,858
Amortization of intangible assets	7,230	1,293	(e)	5,937
Impairment of intangible assets	9,722	9,722	(e)	—
Settlement of litigation	2,700	—		2,700
Total expenses from operations	343,931	20,234		323,697

(Loss) income from operations	(14,780)	(16,233)		1,453
Interest and other expense, net	(1,247)	(6)	(e)	(1,241)
Gain (loss) from foreign currency transactions	809	(99)	(e)	908

(Loss) income before income tax provision	(15,218)	(16,338)		1,120
Income tax benefit (provision)	5,315	5,735	(f)	(420)

Net (loss) income	$(9,903)	$(10,603)		$700

Net (loss) income per common share:
Basic	(0.29)			0.02
Diluted	(0.29)			0.02
Weighted-average number of shares used in per
share calculation - common stock:
Basic	33,689,660			33,689,660
Diluted	33,689,660			34,698,175

COMSCORE, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 2015
(In thousands)

	comScore, Inc.	Mobile Operator Analytics Business		Pro Forma
Revenues	$87,329	$245	(e)	$87,084

Cost of revenues (excludes amortization of intangible assets resulting from acquisitions shown below)	24,892	734	(e)	24,158
Selling and marketing	27,331	354	(e)	26,977
Research and development	18,006	234	(e)	17,772
General and administrative	25,001	—		25,001
Amortization of intangible assets	1,379	—		1,379
Settlement of litigation	(90)	—		(90)
Total expenses from operations	96,519	1,322		95,197

Loss from operations	(9,190)	(1,077)		(8,113)
Interest and other expense, net	(392)	—		(392)
Loss from foreign currency transactions	(72)	(94)	(e)	22

Loss before income tax provision	(9,654)	(1,171)		(8,483)
Income tax benefit	2,329	406	(f)	1,923

Net loss	$(7,325)	$(765)		$(6,560)

Net loss per common share:
Basic	(0.22)			(0.19)
Diluted	(0.22)			(0.19)
Weighted-average number of shares used in per
share calculation - common stock:
Basic	33,793,582			33,793,582
Diluted	33,793,582			33,793,582

NOTES TO THE UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS OF
COMSCORE INC.

Note 1. Basis of Pro Forma Presentation
The unaudited pro forma consolidated financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission for the purposes of inclusion in comScore’s Form 8-K prepared and filed in connection with the Disposition.
Certain information and certain disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP) have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures provided herein are adequate to make the information presented not misleading.
The following unaudited pro forma consolidated financial statements have been prepared to give effect to the completed Disposition:

•
The unaudited pro forma consolidated balance sheet at March 31, 2015 gives effect to the Disposition as if it had occurred on March 31, 2015. The unaudited pro forma consolidated balance sheet is derived from the unaudited financial statements of comScore at March 31, 2015.

•
The unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 gives effect to the Disposition as if it had occurred on January 1, 2014. The unaudited pro forma consolidated statements of operations are derived from the Company’s audited historical financial statements for the year ended December 31, 2014 and unaudited historical financial statements for the three months ended March 31, 2015.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes of comScore and the section entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in (i) comScore’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed on February 20, 2015 and (ii) comScore’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, filed on May 5, 2015. The unaudited pro forma consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of comScore that would have been reported had the Disposition been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition of the Company.

Note 2. Pro Forma Adjustments
The specific pro forma adjustments included in the unaudited pro forma consolidated financial statements are as follows:

(a)	Represents cash consideration provided to Buyer.

(b)	Represents the net book value of assets sold to Buyer.

(c)	Represents the Company's liabilities assumed by the Buyer, including liabilities that will not accompany sale.

(d)	Represents the Company's anticipated loss on disposition.

(e)	Represents the results of operations of the Company's mobile operator analytics business.

(f)	Represents income tax expense calculated utilizing a statutory tax rate of 35%.